UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2007

AEROFLEX INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

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DELAWARE (State or Other Jurisdiction of Incorporation)	000-02324 (Commission File Number)	11-1974412 (I.R.S. Employer Identification No.)

35 South Service Road Plainview, New York (Address of Principal Executive Offices)		11803 (Zip Code)

Registrant’s telephone number including area code: (516) 694-6700

No change since last report (Former Name or Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 26, 2007, Aeroflex Incorporated (the "Company") issued a press release announcing that its stockholders have approved the previously announced acquisition of the Company by affiliates of or funds managed by The Veritas Capital Fund III, L.P., Golden Gate Private Equity, Inc. and Goldman, Sachs & Co. (the "Buyer"). In addition, the European Commission today issued its decision to clear the merger.

Stockholder approval and clearance by the European Commission of the merger satisfy conditions to the closing of the transaction. The Company expects to receive the remaining regulatory approvals to the merger by the end of this month. In addition, the Buyer is currently working to complete its financing arrangements. The merger will not be consummated until those financing arrangements are completed.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release, dated July 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROFLEX INCORPORATED

By:	/s/ John Adamovich, Jr.
	Name:	John Adamovich, Jr.
	Title:	Senior Vice President
and Chief Financial Officer

Dated: July 26, 2007

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated July 26, 2007.